                                                                    Exhibit 10.6

                                 LEASE AGREEMENT

THIS INDENTURE OF LEASE is executed at Jaipur on this 1st day of July 2013.

                                     BETWEEN

Mrs. Pushpa Kumari--W/o Shri Mahaveer Singh Rathore. Residing at 301 Koral Kunj,
Scheme No: 8, Mahadev Nagar, Gandhi Path, Vaishali Nagar, Jaipur. 302021-
Rajasthan (hereinafter called the Lessor, which expression shall unless repugnant to the context or meaning thereof be deemed to include their legal heirs, executors, administrators, successors and assigns) of the FIRST PART.

                                       AND

M/s. Pure Guar India Private Limited, a company incorporated under the Companies
Act, having its registered office at C-1/16, Darya Ganj, New Deli, through its
Authorized Signatory Ganish Prajapat S/o Shri Tekchand (hereinafter called the
Lessee, which expression shall unless repugnant to the context of meaning thereof be deemed to include their legal heirs, executors, administrators, successors and assigns) of the SECOND PART.

"LESSOR" AND "LESSEE" ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "PARTIES"
AND INDIVIDUALLY AS THE "PARTY".

WHEREAS the Lessor has represented to the Lessee that the Lessor is the absolute owner and is seized and possessed of or otherwise well and sufficiently entitled to the Commercial Premises located at Fourth Floor, Gordhan Sky, Khatipura Road,
Jhotwara, Jaipur, and more specifically Office Unit No. 402 (on Fourth Floor at
Gordhan Sky, Khatipura Road, Jhotwara, Jaipur), having carpet area of 800 sq.
ft. (hereinafter referred to as the "Demised Premises"), along with all the easement rights and other appurtenants thereto and is fully authorized and entitled to give on lease for commercial use, the Premises.

AND WHEREAS the Lessee has expressed to take the Demised Premises on Lease, and the Lessor has agreed to grant the Demised Premises with all built in fittings, electrical and sanitary fixtures, as well as enjoyment of all common facilities and benefits including but not limited to parking (open and covered), fire-fighting system, 24 hours security, escalators (2 nos.), lifts (2 nos.), lighting (outdoor and internal common areas), electrical, plumbing, internet and
TV cabling etc., to the Lessee based upon the representations and assurances of the Lessor, prior to the execution of these presents (in the Letter of Intent)
as well as those contained herein and on the terms and conditions mutually agreed between the Parties herein and appearing hereinafter.

AND FURTHER WHEREAS the Lessor and Lessee are executing this Lease Deed to reduce the terms and conditions agreed in respect of the Demised Premises in writing.

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NOW THIS DEED  WITNESSETH  and it is hereby  agreed by and  between  the Parties hereto as follows:

1. PURPOSE

1.1 The Lessor do hereby grant unto the Lessee by way of Lease the Demised
Premises to hold the same unto the Lessee for the purpose of use and occupation as his office for the Term (as hereinafter defined) at the Rent hereinafter reserved and on the terms and conditions hereinafter contained. The Lessor hereby represents and warrants to the Lessee that the Lessor shall have no objection to the said activities being carried out by the Lessee at the Demised
Premises.

2. COMENCEMENT AND TERM OF LEASE

2.1 This Lease granted hereinabove shall be for a period of Three (3) years commencing with effect from July 1, 2013 (hereinafter called "Effective Date")
and ending on June 30, 2016, subject to the earlier determination as expressly hereinafter provided (hereinbefore and hereinafter the "Term"). Further, the initial period of Twelve (12) Months commencing from July 1, 2013 up till June
30, 2014, shall be deemed to be lock-in period for the parties, subject to the conditions stipulated in Clause 13 and Clause 14 hereinafter contained.

2.2 The Lessor has handed over possession of the Demised Premises to the Lessee on the execution of this Lease. Upon completion of the term of this Lease, the same may be renewed by the parties as per mutual agreement, by executing and registering a fresh Lease Deed, on such terms as may be mutually agreed between them.

3. RENT AND MAINTENANCE

3.1 The Lessee agrees and undertakes to pay the Lessor a total monthly rent of
Rs. 18,000/- (Rupees Eighteen Thousand Only) (hereinafter referred to as "Lease
Rentals"), for the use and occupation of the Demised Premises, on or before the
10th day of each English calendar month, for the term of this lease. Upon completion of first Twelve (12) Months period, the Lease Rentals shall be enhanced, by 5%, to Rs.18,900/- (Rupees Eighteen Thousand Nine Hundred Only) per
month. Thus, the Lease Rentals shall be Rs. 18,900/- p.m. w.e.f. July 1, 2014 up till June 30, 2015. Upon completion of second Twelve (12) Months period, the
Lease Rentals shall be enhanced, by 5%, to Rs. 19,845/- (Rupees Nineteen
Thousand Eight Hundred Forty Five Only) per month. Thus, the Lease Rentals shall be Rs. 19,845/- p.m. w.e.f. July 1, 2015 up till June 30, 2016

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3.2  In  addition  to the  aforementioned,  the  Lessee  further  agrees  to pay maintenance charges @ Rs. 2/- per month, per sq.ft., to the building authority.

4. SECURITY DEPOSIT

4.1 The Lessee shall, within Seven (7) Days such termination, pay to the Lessor all dues (if any) payable by the Lessee towards unpaid Lease Rentals due and payable as per the terms of this Lease Deed, for the period immediately preceding the expiration or earlier termination of this Deed. The Parties hereby agree that the Lessor shall have the right to deduct such outstanding amounts from the Security Deposit viz. unpaid Lease Rentals, unpaid
electricity/water/maintenance charges, physical damage caused to the Demised
Premises etc., as deemed fit by the Lessor.

4.2 At the end of the Term or upon expiry of the notice period in the event of earlier termination to the Lease, the Lessee shall hand over free and vacant possession of the Demised Premises, against simultaneous refund of the Security
Deposit in full, subject to the terms contained hereinabove.

5. PROPERTY TAXES

5.1 The Lessor shall pay all past, rate of ground rent, assessment, levies, fees, penalties, duties, cess lease and other charges, property taxes, municipal and other taxes and all outgoings imposed by or payable to the (local) Municipal
Council or Government or any local authority in respect of the Demised Premises, and shall at all times keep the Lessee fully indemnified from such liabilities.

6. SERVICE TAX

6.1 The Lessee undertakes to bear and pay Service Tax, as may be applicable/payable upon the amount of lease rental to the Lessor.

7. ELECTRICITY, WATER AND SEWERAGE

7.1 The Lessor shall provide, at its own cost, electricity connection with 5KV
Load at the Demised Premises, along with separate meter for the same. Lessee shall pay electricity charges directly to the electricity department against the bills issued in respect of the premises from time to time. The Lessor at its own costs shall provide approved/authorized 24 Hours water supply to the Lessee at the Demised Premises, and also for the common facilities, for entire duration of this lease. The Lessor at its own costs shall provide approved/authorized 24
Hours sewerage connection to the Lessee at the Demised Premises, and also for the common facilities, for entire duration of this lease.

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8. SANCTIONED LOAD

8.1 The Lessor has provided/shall provide electricity connection of 5KV sanctioned electric load to the Lessee at the Premises, along with a separate meter, at its own cost.

9. SIGNAGE AND PARKING

9.1 The Lessor with the intent that the obligations may continue throughout the lease period hereby covenants with the Lessee to permit the Lessee at any time and from time to time, during the subsistence of the Lease, without any obligation on the Lessor whatsoever, to install name boards, signage and logo of the Lessee on such places as may bepermitted by the building authority. No additional rent shall be payable by the Lessee to the Lessor for the said signage. The Lessee shall also be entitled to put signage at the regular place od directory of names of occupants of the building, if provided in the building by the building authority, without additional rent.

9.2 The Lessor has provided common parking areas, both in open and in the basements (2 nos.), which can be utilized by the Lessee, its employees, agents, customers, visitors, invitees etc., without any additional charges, which shall always be deemed/understood to be as inclusive of the benefits & facilities made available appurtenant to enjoyment of the Demised Premises.

9.3 Lessor shall assist Lessee in obtaining all permissions/approvals in this regard, if any, from the appropriate authority(ies).

10. COVENANTS, REPRESENTATIONS AND WARRANTIES OF LESSEE

10.1 The Lessee undertakes to the Lessor, as under:

a) To keep the Demised Premises in good and proper condition at its own cost, and take all reasonable care of all and singular portions of the Demised
Premises, and shall take proper - care of the same as he would take care in case of his own property and belongings, and shall always keep the Demised Premises in a clean, habitable and decent condition, free from waste and rubbish.

b) Not to do or cause to be done anything in or upon the Demised Premises, which is or may be a source of nuisance or annoyance to the Lessor or the other occupants of the Building, and for this purpose the shall have the right to enter and inspect the Demised Premises at any time.

c) Not to bring in or store upon the Demised Premises or any part thereof, any hazardous goods of combustible or inflammable nature, save in small quantities for normal office use as permitted by law.

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d) The Lessee shall not without the previous consent, in writing, of the Lessor, alter or affect any of the load bearing walls or effect any structural additions or alterations of permanent nature to the Demised Premises. The Lessee shall however be at liberty, without any such consent as aforesaid, to erect internal partitions/additions and install and fix normal fixtures, fittings, furniture, counters, cabins, air-conditioners, gas and electric appliances, all office equipment and any other articles at the Demised Premises. The Lessee shall be at liberty at the end of the Term to remove or take away such partitions/additions, normal fixtures, fittings, furniture, counters, cabins, air-conditioners, gas and electric appliances, office equipment and any other articles installed by the Lessee, leaving the premises in the same condition as it was at the time of execution of this Lease, subject to any changes made with the consent of the
Lessor, and subject further to normal wear and tear and damage by any event of
Force Majeure or otherwise.

e) The Lessee shall not assign, sub-let or part with the possession of the
Demised Premises or any part thereof, to any third party without the written approval/permission of the Lessor.

f) The Lessee shall grant access to the Lessor and his authorized representatives to the Demised Premises at all reasonable times to determine whether the premises are in good condition and the whether the Lessee is complying with his obligations under this Deed, and to perform any maintenance or repair to the Demised Premises that may be necessary to preserve or protect the Demised Premises.

g) The Lessee shall hand over the peaceful and vacant possession of the Demised
Premises to the Lessor at the end of the Term subject to simultaneous refund of the Security Deposit due and payable under this Lease to the Lessee.

h) The Lessee shall make all payments due and/or payable to the Lessor on account of Rent by account payee cheque/demand draft/bank transfer in favour of the Lessor hereinbefore provided.

i) The Lessee, in addition to the monthly Lease Rentals, shall pay directly to the promoters/builders and/or maintenance agency, as the case may be, the maintenance charges, during the period of Lease.

j) The Lessee shall use the Demised Premises for commercial purposes only and for purposes incidental thereto in connection with his business, trade or profession and for no other purpose whatsoever. The Lessee shall not carry any illegal activity nor shall store any prohibited articles or commodities in the
Demised Premises, and shall strictly adhere to the rules, regulations and/or by-laws of the building authority, Municipal Corporation, Police Department or any other statutory authority.

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11. COVENANTS, REPRESENTATIONS AND WARRANTIES OF LESSOR:

11.1 The Lessor hereby covenants that, subject to payment of Rent herein reserved, the Lessee shall peacefully hold and enjoy the Demised Premises, as well as enjoyment of all common facilities and benefits including but not limited to parking (open and covered), fire-fighting system, 24 hours security, escalators (2 nos.), lifts (2 nos.), lighting (outdoor and internal common areas), electrical, plumbing, internet and TV cabling etc. throughout the Term without any interruption, eviction, claim demand by the Lessor or by any person claiming through, under or in trust for the Lessor.

11.2 The Lessor hereby declares, covenants, warrants and represents to Lessee as under:

a) That the Lessor has obtained all the completion certificates, fire safety certificates and all the other permissions, approvals, certificates and, no objection certificates from the appropriate authorities for the commercial use of the Demised Premises by the Lessee prior to the execution of this Lease and keep them validated for the entire term of the Lease and to provide reasonable assistance to the Lessee in obtaining approvals, consents, permissions and authorizations of municipal and local bodies, as may be required in terms hereof and in that behalf the Lessor shall sign such applications/documents, and provide such documents as the Lessee may require.

b) That the Lessor is the absolute owner of the Demised Premises and is otherwise seized and possessed of the Demised Premises and has obtained all the permissions, approvals and no-objection certificates required under law in connection with the occupation and commercial use of the Demised Premises by the
Lessee and is duly authorized and entitled to enter into the execute this Lease
Deed.

c) That the Demised Premises is free of all encumbrances, mortgages, liens or any other charges of any nature whatsoever and there are (lo restrictive covenants operating upon the Lessor and/or Demised Premises, in leasing out the
Demised Premises to the Lessee on the terms and conditions herein contained.

d) That there are no proceedings legal or otherwise pending in connection with the ownership of the Lessor or otherwise of the Demised Premises and the Lessor has not received any notice of acquisition/requisition nor it has entered in to any Agreement for Sale/Lease/Tenancy in respect of the Premises in favour of any third party.

e) That in case the Lessee is desirous of obtaining the sanction for the electricity and/or power load over and above the load provided by the Lessor in the Demised Premises anytime during the Term of the Lease, the Lessor shall upon

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Lessee's request, apply for the same or grant such authority/no objection certificate to the Lessee to apply for the same and provide all assistance to the Lessee in obtaining sanction from any Authority/Government for the same. If any deposit is paid to the Authorities by the Lessee, the Lessor shall refund such deposit fully without any deductions whatsoever, at the time of expiry/termination of the lease to the Lessee in full.

f) That the Demised Premises has adequate supply of water.

g) That the Lessor has not, and shall not, mortgage, sell, assign, convey or transfer in any manner the Demised Premises during the Term. However if the
Lessor intends to mortgage/sell/dispose of/transfer the said premises to any person or third party, in that even the Lessor shall promptly inform the transferee(s) about the terms and conditions of this Lease Deed and shall obtain appropriate written documents from such transferee(s) unconditionally agreeing to the terms and conditions of this Lease Deed, more particularly assigning the tenancy to the transferee(s). Additionally, the Lessor shall cause a letter to be issued by the prospective new landlord in favour of the Lessee confirming that the terms herein agreed to shall be binding on the new Landlord(s) and he will also acknowledge all outstanding amounts including the security deposit paid by the Lessee to the Lessor. The same shall also apply in case of any subsequent sale or transfer of the freehold ownership rights of the Demised
Premises.

h) The Lessee shall have the right to use and enjoy the common entrances, staircase, landings, corridors, escalators, lifts, parking, common services, road and passage in and outside the Demised Premises and the right to ingress to and egress from the Property so far as the same are necessary for the enjoyment of the Demised Premises by the Lessee, the occupants of the Demised Premises, their servants, agents, customers, visitors and invitees.

12. INDEMNITY

12.1 Lessor has given the Demised Premises on Lease to the Lessee for a period of Three (3) years commencing from July 1, 2013, and each party hereby indemnify the other and agrees to keep indemnified at all times in future during the Term of this Lease, to the fullest extent against all losses, damages, costs, fees
(including attorney's fee), penalties suffered/incurred by the such party on account of any representations, declarations, warranties and covenants of the other party in respect of any matter in connection herewith being untrue or false or for any other act of commission or omission by the offending party resulting in any loss or damage to the aggrieved party.

12.2 The remedies available to the parties under this Lease shall be cumulative and not in the alternative.

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13. FORCE MAJEURE, LEGAL PROCEEDINGS ETC.

13.1 Upon the occurrence of any event beyond the control of the parties including fire, accident, riots, flood, earthquake, storm, or any other natural calamity, terrorist activities, war, insurgency activities, any governmental or municipal action, prohibition or restriction, which in any way adversely affects the right of the Lessee to peacefully enjoy the Demised Premises (hereinbefore and hereinafter "Force Majeure") the payment of Rent from the Lessee to the
Lessor shall stand suspended during the subsistence of such Force Majeure. The
Lessee as the party affected by the Force Majeure, may notify the Lessor in writing, upon which the Force Majeure suspension would be deemed to have commenced. If such Force Majeure continues to operate for a period exceeding 60
(sixty) days, the Lease may be continued or terminated with immediate effect at the sole option of the Lessee.

14. TERMINATION

14.1 The Lease Deed is for a period of Three (3) Years Lessee commencing from
July 1, 2013.

14.2 In the event any party contravenes any of the covenants of the Lease Deed, the aggrieved party shall be entitled to serve a Fifteen (15) Days rectification notice in writing to the offending party. If the offending party still continues to contravene any of the terms of the Lease Deed, the aggrieved party shall be entitled to terminate the Lease Deed upon expiry of period of the said rectification notice. In such an event, the Lessee shall not be obligated to pay the Lease Rent amount for the remaining period of the Lease.

14.3 In case either of the party decides to terminate the Lease earlier than its term stipulated hereinabove then the desiring party shall give One (1) Month's notice in writing to the other party of such intention or pay One (1) Month's
Monthly Rental in lieu thereof, and accordingly the present Agreement shall remain terminated on expiry of the notice period.

14.4 Upon termination, the Lessee shall hand over peaceful vacant possession of the Demised Premises to the Lessor.

14.5 Upon expiry of the Term of the Lease and/or its earlier termination by the
Lessor in the manner detailed in 14.2 and 14.3, the Lessee shall immediately hand over peaceful vacant possession of the Demised Premises, simultaneous with refund of interest free security deposit by the Lessor.

15. JURISDICTION

15.1 That the courts at Jaipur alone shall have jurisdiction to entertain and

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try any dispute and/or difference arising out of or in connection with the terms of this Lease.

16. STAMP DUTY AND REGISTRATION CHARGES

16.1 The cost of stamp duty and registration charges and other incidental expenses in connection with execution and registration of the Lease Deed shall be shared eequally by both parties 50/50. The original Lease shall remain in the possession of the Lessee and a certified copy thereof shall be retained by the
Lessor.

17. NOTICES:

7.1 All notices required to be served by either of the Parties hereto upon the other shall be deemed to have been duly and effectually served if delivered by hand or addressed by Registered AD post at the following addresses and such service shall be deemed to have been effected in the case of delivery by hand, on the date on which it is so delivered and in the case of delivery by
Registered AD Post on the date the Registered AD notice is received by the addressee.

i) In the case of the Lessor:

   Mrs. Pushpa Kumari
   W/o Shri Mahaveer Singh Rathore
   Residing at 301 Koral Kunj,
   Scheme No: 8, Mahadev Nagar,
   Gandhi Path, Vaishali Nagar,
   Jaipur. 302021

ii) In the case of the Lessee:

   M/s. Pure Guar India Private Limited,
   C-1/16, Darya Ganj, New Delhi

17.2 Either party may notify the other in writing of any change in such address for services of notice upon it.

18. MISCELLANEOUS

i) If any one or more provisions of this Lease Deed shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

ii) In these presents, save as otherwise expressly provided, a reference to the masculine gender shall include the feminine and vice versa and reference to the singular shall include the plural and vice versa.

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iii) This Lease Deed shall constitute a valid and binding contract between the parties. This Lease Deed sets forth the complete understanding between the parties hereto and supersedes all previous memoranda, understandings, letters of intent and documents exchanged between the parties hereto regarding the subject matter hereof. The terms of this Lease Deed shal not be altered or added to nor shall anything be omitted therefrom except by means of a supplementary deed in writing duly signed by the Parties hereto.

WITNESS WHEREOF the parties hereto have set their respective hands on the original and one duplicate copy of this Lease Deed hereof on the day and year first hereinabove written.

Signed and Delivered

                               LESSOR

                               /s/ Pushpa Kumari W/o Shri Mahaveer Singh Rathore
                               -------------------------------------------------

Signed and Delivered

                               LESSEE

                               M/s. Pure Guar India Private Limited

                               By: /s/ Ganesh Prajapat S/o Shri Tekchand
                                  ----------------------------------------------
                               Its:  Authorized Signatory

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